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                                                                    Exhibit 10.5

                              FORBEARANCE AGREEMENT

         Agreement dated as of July 21, 2005 by and between Baker, Johnston & Wilson LLP ("BJW") and R Wireless,
Inc. ("Wireless"),


                              W I T N E S S E T H :

         WHEREAS, Wireless is indebted to BJW in the amount of $215,113.20 ("Indebtedness") for services rendered and expenses incurred over a period of years through December 9, 2002 after giving effect to the waiver of $.05 for rounding purposes; and

         WHEREAS, BJW has forborne from seeking collection of the Indebtedness as it has been due over the years and is willing to continue to forbear collection on the terms hereof; and

         WHEREAS, to compensate BJW for its prior forbearance and continuing forbearance, Wireless wishes to issue BJW a Warrant dated the date hereof for 1,434,088 shares of Wireless common stock exercisable at $0.15 per share in the form attached hereto as Exhibit A ("Warrant"), and BJW is willing to accept the Warrant, which gives it the possibility of future compensation, in lieu of current or other compensation arrangements for such forbearance;

         NOW, THEREFOR, in view of these premises the parties hereto agree as follows:

         1. BJW hereby waives $.05 of the amount owed to it for services.

         2. Wireless hereby delivers the Warrant, which has been duly authorized and executed, to BJW.

         3. BJW hereby agrees that the Warrant is accepted in consideration for its past forbearance in seeking to collect or collecting the Indebtedness and as further consideration for forbearing from seeking to collect or collecting the Indebtedness for a further period of eighteen months from the date hereof.

         4. If Wireless shall file a registration statement under the Securities Act of 1933 for any of its securities on Form S-1, Form S-2 or another form that would be appropriate for registration of the Warrant and/or the securities issuable upon exercise of the Warrant, Wireless will include the Warrant and such securities therein to the extent that the form is appropriate for registration thereof, PROVIDED, HOWEVER, that if such registration is filed in connection with an underwritten offering of Wireless securities, inclusion of the Warrant and such securities will be delayed for such period, not to exceed six months, as the underwriters of such offering may determine is necessary or desirable in connection with such offering.

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         IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                                       BAKER, JOHNSTON & WILSON LLP


                                       By:    /s/  David R. Baker
                                            ------------------------------------
                                            David R. Baker, a general partner



                                       R WIRELESS, INC.


                                       By:    /s/ Mark Neuhaus
                                            ------------------------------------
                                            Mark Neuhaus, Chairman and
                                            Chief Executive Officer



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